Exhibit 10.3

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of September 15, 2015, made by South Florida Medicine, LLC a Florida limited liability company (“SFM”), Associates in Radiation Oncology Services, LLC, a Florida limited liability company (“ARO”), Boynton Beach Radiation Oncology, L.L.C., a Florida limited liability company (“BBRO”), Treasure Coast Medicine, LLC, a Florida limited liability company (“TCM”), SFRO Holdings, LLC, a Florida limited liability company (“SFRO Holdings”) and South Florida Radiation Oncology, LLC, a Florida limited liability company (“SFRO”), and together with SFM, ARO, BBRO, TCM, SFRO Holdings and SFRO, each an “Additional Grantor” and collectively the “Additional Grantors”), in favor of MORGAN STANLEY SENIOR FUNDING, INC. as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below.  All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

WITNESSETH:

WHEREAS, 21ST CENTURY ONCOLOGY, INC. (the “Borrower”), the Lenders, the Administrative Agent and others have entered into a Credit Agreement, dated as of April 30, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of the Borrower’s affiliates (other than the Additional Grantors) have entered into the Guarantee and Security Agreement, dated as of April 30, 2015 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Security Agreement”) in favor of the Administrative Agent for the benefit of the Secured Parties;

WHEREAS, the Credit Agreement requires each Additional Grantor to become a party to the Guarantee and Security Agreement; and

WHEREAS, each Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Security Agreement;

NOW, THEREFORE, IT IS AGREED

1.                                      Guarantee and Security Agreement.  By executing and delivering this Assumption Agreement, each Additional Grantor, as provided in Section 9.14 of the Guarantee and Security Agreement, hereby becomes a party to the Guarantee and Security Agreement as a Guarantor and Grantor thereunder with the same force and effect as if originally named therein as a Guarantor and Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor and Grantor thereunder.  As security for the Obligations (as defined in the Guarantee and Security Agreement), each Additional Grantor hereby grants a security interest in all of the Collateral (as defined in the Guarantee and Security Agreement) to the Administrative Agent.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Security Agreement.  Each Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Security Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.                                      Governing Law.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered under seal as of the date first above written.

SOUTH FLORIDA MEDICINE, LLC
ASSOCIATES IN RADIATION ONCOLOGY SERVICES, LLC
BOYNTON BEACH RADIATION ONCOLOGY, L.L.C.
TREASURE COAST MEDICINE, LLC
SFRO HOLDINGS, LLC
SOUTH FLORIDA RADIATION ONCOLOGY, LLC

By:	/s/ Richard Lewis
Name:	Richard Lewis
Title:	Authorized Signatory

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Annex 1-A

Supplement to Schedule A — Investment Property

(1)         Pledged Notes: None.

(2)         Pledged Stock:

Name of Entity	Grantor (Record Owner)	Certificate No.	No. Shares/Interest	Percent Owned	Percent of Owned Interest Pledged
Associates in Radiation Oncology Services, LLC	SFRO Holdings, LLC	N/A	Member	100%	100%
Boca Radiation Oncology, LLC	SFRO Holdings, LLC	N/A	Member	100%	100%
Boynton Beach Radiation Oncology, LLC	SFRO Holdings, LLC	N/A	Member	100%	100%
Boynton Beach Real Estate, L.L.C.	Treasure Coast Medicine, LLC	N/A	Member	100%	100%
SFM Oncology I, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Oncology II, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Oncology III, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Oncology IV, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Oncology V, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Oncology VI, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Radiation II, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Radiation III, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Radiation IV, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Radiation V, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Radiation VII, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Radiation VIII, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Radiation, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Surgery I, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Surgery II, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Surgery III, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Surgery IV, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Surgery IX, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Surgery V, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%

Name of Entity	Grantor (Record Owner)	Certificate No.	No. Shares/Interest	Percent Owned	Percent of Owned Interest Pledged
SFM Surgery VI, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Surgery VII, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Surgery VIII, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Surgery X, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Surgery XI, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Surgery XII, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Surgery XV, LLV	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology I, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology II, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology III, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology IV, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology IX, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology V, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology VI, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology VII, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology VIII, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology X, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology XI, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology XII, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology XIV, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology XIX, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology XV, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology XVI, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology XVII, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology XVIII, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology XX, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology XXI, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology XXII, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology XXIII, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology XXIV, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology XXV, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology XXVI, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology XXVII, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology XXVIII, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
SFM Urology XXIX, LLC	South Florida Medicine, LLC	N/A	Member	100%	100%
South Florida Medicine, LLC	SFRO Holdings, LLC	N/A	2 Class A Units 10 Class C Units	100% of Class A Units	100%

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Name of Entity	Grantor (Record Owner)	Certificate No.	No. Shares/Interest	Percent Owned	Percent of Owned Interest Pledged
South Florida Radiation Oncology Coconut Creek, LLC	SFRO Holdings, LLC	N/A	Member	100%	100%
South Florida Radiation Oncology in Wellington, LLC	SFRO Holdings, LLC	N/A	Member	100%	100%
South Florida Radiation Oncology Jupiter, LLC	SFRO Holdings, LLC	N/A	Member	100%	100%
South Florida Radiation Oncology Miami, LLC	SFRO Holdings, LLC	N/A	Member	100%	100%
South Florida Radiation Oncology PSL, LLC	Treasure Coast Medicine, LLC	N/A	Member	100%	100%
South Florida Radiation Oncology WPB, LLC	SFRO Holdings, LLC	N/A	Member	100%	100%
South Florida Radiation Oncology, LLC	SFRO Holdings, LLC	N/A	Member	100%	100%
Treasure Coast Medicine, LLC	SFRO Holdings, LLC	N/A	Member	100%	100%
Treasure Coast Radiation Oncology, LLC	Treasure Coast Medicine, LLC	N/A	Member	100%	100%
Boca Oncology Partners, LLC	Boca Radiation Oncology, LLC	N/A	Member	100%	100%

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Supplement to Schedule B — Perfection Information

Loan Party	Filing Office
SOUTH FLORIDA MEDICINE, LLC	Florida Secured Transaction Registry
ASSOCIATES IN RADIATION ONCOLOGY SERVICES, LLC	Florida Secured Transaction Registry
BOYNTON BEACH RADIATION ONCOLOGY, L.L.C.	Florida Secured Transaction Registry
TREASURE COAST MEDICINE, LLC	Florida Secured Transaction Registry
SFRO HOLDINGS, LLC	Florida Secured Transaction Registry
SOUTH FLORIDA RADIATION ONCOLOGY, LLC	Florida Secured Transaction Registry

Supplement to Schedule C — Jurisdictions of Organization
and Chief Executive Office

Loan Party	Jurisdiction of Organization	Chief Executive Office
South Florida Medicine, LLC	Florida	2270 Colonial Blvd Fort Myers, FL 33907
Associates in Radiation Oncology Services, LLC	Florida	2270 Colonial Blvd Fort Myers, FL 33907
Boynton Beach Radiation Oncology, L.L.C.	Florida	2270 Colonial Blvd Fort Myers, FL 33907
Treasure Coast Medicine, LLC	Florida	2270 Colonial Blvd Fort Myers, FL 33907
SFRO Holdings, LLC	Florida	2270 Colonial Blvd Fort Myers, FL 33907
South Florida Radiation Oncology, LLC	Florida	2270 Colonial Blvd Fort Myers, FL 33907

Supplement to Schedule D — Intellectual Property

None.

Supplement to Schedule E — Commercial Tort Claims

None.